HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-5795 – PremierSolutions Standard (Series A)

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Supplement dated May 25, 2018 to your Prospectus

FUND NAME CHANGE

Effective on or about July 2, 2018, the following name changes will be made to your Prospectus:

Current Name	New Name

Deutsche Capital Growth Fund - Class A	DWS Capital Growth Fund - Class A
Deutsche CROCI® Equity Dividend Fund – Class A	DWS CROCI® Equity Dividend Fund – Class A
Deutsche Emerging Markets Fixed Income Fund – Class A	DWS Emerging Markets Fixed Income Fund – Class A
Deutsche International Growth Fund – Class A	DWS International Growth Fund – Class A
Deutsche Real Estate Securities Fund – Class A	DWS RREEF Real Estate Securities Fund – Class A

As a result of the change, all references to the Current Names in your Prospectus are deleted and replaced with the New Names.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.